UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2024

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

This Current Report on Form 8-K is being amended to update the Item 5.01 disclosure to include information provided by Mithaq Capital SPC and its related parties in their recent Schedule 13D filing.

Item 5.01	Changes in Control of Registrant and Item 8.01 Other Events.

On February 14, 2024, The Children’s Place, Inc. (the “Company” or the “Issuer”) received correspondence from Mithaq Capital SPC (“Mithaq SPC”) notifying the Company that they own approximately 54% of the Company’s outstanding shares of common stock. The Company had previously received notice from Mithaq SPC and its related parties of their intent to nominate 11 director candidates to stand for election to the Company’s Board of Directors at the Company’s 2024 Annual Meeting of Shareholders. The Company intends to accept Mithaq SPC’s request to enter into discussions regarding the provision of financing to assist with the Company’s liquidity needs. Any such financing would be subject to, among other things, lender approval and compliance with applicable law.

As a result of Mithaq SPC’s share ownership position of the Company, Mithaq SPC has triggered a Change of Control thereby causing an Event of Default under the Company’s Amended and Restated Credit Agreement. The Company is in discussions with its lenders to seek a waiver of the Event of Default.

The Board and the Company’s senior leadership team are committed to acting in the best interests of all shareholders. The Children’s Place shareholders are not required to take any action at this time.

A copy of the Company’s press release relating to the above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information regarding Mithaq SPC and its Related Parties

On February 16, 2024, Mithaq SPC (a segregated portfolio company organized under the laws of the Cayman Islands), Mithaq Global, a company organized under the laws of the Cayman Islands (“Mithaq Global”), Mithaq Capital, a company organized under the laws of the Cayman Islands (“Mithaq Capital”), Turki Saleh A. AlRajhi, a citizen of Saudi Arabia, Muhammad Asif Seemab, a citizen of Pakistan, and Snowball Compounding Ltd., an exempted company organized under the laws of the Cayman Islands (“Snowball”) (together, the “Mithaq Parties”) filed a Schedule 13D with the SEC. The directors of each of Mithaq SPC, Mithaq Capital and Snowball are Turki Saleh A. AlRajhi and Muhammad Asif Seemab. The directors of Mithaq Global are Faisal Saleh A. AlRajhi, a citizen of Saudi Arabia, and Turki Saleh A. AlRajhi.

The information regarding the Mithaq Parties, in the preceeding paragraph, and their purchase of the shares of the Company’s common stock, their intentions with regard to the Company and their beneficial ownership set forth below in this Form 8-K, is based solely on the Mithaq Parties’ Schedule 13D.

The Mithaq Parties’ Acquisition of the Company’s Common Stock

Mithaq SPC purchased shares of the Company’s common stock (“Common Shares”) in various transactions commencing January 3, 2024. As of February 16, 2024, the Mithaq Parties beneficially owned 7,001,387 Common Shares, or approximately 56.1%, of the Common Shares. The Mithaq Parties used working capital to fund the $97,806,212 it paid to purchase the shares (including fees and expenses).

2

The Mithaq Parties’ Arrangements and Understandings with respect to Election of Directors and Other Matters

The Mithaq Parties acquired the Common Shares over which they exercise beneficial ownership in the belief that the Common Shares are undervalued and are an attractive investment, and to acquire and exercise control over the Issuer. The Mithaq Parties are proud to be majority owners of the Issuer, are enthusiastic about its long-term prospects and look forward to helping it thrive and deliver top quality products to families.

On February 14, 2024, Snowball and Mithaq SPC delivered a letter (the “February 14 Letter”) to the board of directors of the Company (the “Board”), which among other things, stated that “[i]n the interests of all of the Company’s stakeholders, [Snowball and Mithaq Capital SPC] would like to meet with [the Board] as soon as possible so that [they] can discuss an orderly transition of the governance of the [Issuer], as well as the provision of financing to assist the [Issuer] with its liquidity needs.” Snowball and Mithaq SPC have entered into a confidentiality agreement with the Issuer and look forward to engaging in discussions with the Issuer, including with respect of the matters referred to above. In connection with its potential provision of financing assistance, the Mithaq Parties may also from time to time meet with current and/or potential providers of financing to the Issuer. While the Mithaq Parties will engage in discussions with the Issuer in respect of such financing assistance in good faith and are prepared to make significant efforts in respect thereof, investors should not rely on any such financing being agreed and/or consummated unless and until such financing is in fact agreed (and/or as applicable consummated). Any such financing is expected to be subject to the satisfaction of to-be-agreed terms and conditions, some of which may be beyond the control of the Issuer and/or the Mithaq Parties. The Issuer has stated in a Current Report on Form 8-K filed with the SEC on February 15, 2024 that “As a result of Mithaq’s share ownership position of the Company, Mithaq has triggered a Change of Control thereby causing an Event of Default under the Company’s Amended and Restated Credit Agreement.”

On February 10, 2024, Snowball, in accordance with the Seventh Amended and Restated Bylaws of the Issuer, adopted November 9, 2023 (the “Bylaws”), delivered to the Issuer formal notice (the “Notice”) of its decision to propose the nomination of, and to nominate (the “Nomination Proposal”), (i) Turki Saleh A. AlRajhi, (ii) Hussan Arshad, (iii) Ehsan Sharif Assad, (iv) Omar Bassal, (v) Matloob Hussain, (vi) Evan Richard Newman, (vii) Muhammad Asif Seemab, (viii) Faisal Sharif, (ix) Rhys Drennan Summerton, (x) Andre Charles Tonkin and (xi) Muhammad Umair (each, a “Nominee” and collectively, the “Nominees”) for election to the Board at the Issuer’s first annual meeting of shareholders of the Issuer to occur after February 10, 2024 (including any adjournments or postponements of such annual meeting or any special meeting that may be called in lieu of such annual meeting, the “2024 Annual Meeting”). Snowball also notified the Issuer, pursuant to the Notice, of its decision to propose and to bring before the 2024 Annual Meeting an additional stockholder proposal to repeal each provision of, or amendment to, the Bylaws adopted by the Board without the approval of the stockholders of the Issuer subsequent to November 9, 2023, which is the date of the most recent publicly available amendment to the Bylaws (the “Bylaw Proposal” and, together with the Nomination Proposal, the “Proposals” and each, individually, a “Proposal”).

The Mithaq Parties reserve the right to give notice of additional nominations or business to be made or conducted at the 2024 Annual Meeting in addition to the Proposals, and to make or conduct such additional nominations or business at the 2024 Annual Meeting, in each case to the extent permitted by applicable law and the Bylaws and the Issuer’s other governing documents. In addition to the foregoing, the Mithaq Parties reserve the right to further nominate, substitute or add additional persons as nominees for election to the Board, including in the event that (a) the Issuer purports to increase the number of directorships, (b) the Issuer makes or announces any changes to the Bylaws or takes or announces any other action that purports to have, or if consummated would purport to

3

have, the effect of disqualifying any Nominee or any additional or substitute nominee nominated pursuant to the foregoing and/or (c) any Nominee is unable or hereafter becomes unwilling for any reason to serve as a director. The Mithaq Parties further reserve the right to withdraw any Nominee and/or any Proposal. The Mithaq Parties currently expect to solicit proxies in favor of the Proposals.

In addition to the discussions referred to in the February 14 Letter, the Mithaq Parties from time to time expect to enter into additional discussions with directors and officers of the Issuer, other stockholders of the Issuer or third parties in connection with the Mithaq Parties’ investment in the Issuer. Any of the foregoing discussions or the discussions referred to in the February 14 Letter may include, without limitation, discussions with one or more of members of management, members of the Board (individually or acting as a whole), other stockholders of the Issuer, current and/or potential Issuer financing sources and other persons to discuss the governance, board composition, management, operations, business, assets, capitalization, financial condition, strategic plans, liquidity and future of the Issuer, the provision of debt or equity financing to and/or a restructuring of the Issuer and/or the entry into one or more strategic transactions between one or more Mithaq Parties or their affiliates (other than the Issuer) and the Issuer (which could include, without limitation, an acquisition by the Mithaq Parties and/or their affiliates (other than the Issuer) of the remainder of the Common Stock and/or another transaction that could causing the delisting and/or deregistration of the Common Stock) as well as other matters related to the Issuer. The Mithaq Parties may also seek from time to time to explore increasing or decreasing their ownership position in the Issuer, including, without limitation, through open market purchases or an acquisition of Common Shares from other stockholders, or as applicable, dispositions of Common Shares on the open market or otherwise.

The Mithaq Parties intend to review their respective investments in the Issuer on a continuing basis and may from time to time and at any time in the future depending on various factors, including, without limitation, the outcome of any discussions referenced above, the Issuer’s financial position and strategic direction, actions taken by the Board, price levels of the Common Shares, other investment opportunities available to the Mithaq Parties, concentrations in the portfolios managed by the Mithaq Parties, conditions in the securities, retail children’s clothing and other markets and general economic and industry conditions, take such actions with respect to the investment in the Issuer as they deem appropriate, including, without limitation: (i) acquiring additional Common Shares and/or other equity, debt, notes, other securities, or derivative or other instruments that are based upon or relate to the value of the Common Shares or otherwise relate to the Issuer (collectively, “Securities”) in the open market or otherwise; (ii) disposing of any or all of their Securities or any or all of the assets of the Issuer in the open market or otherwise; (iii) engaging in any hedging or similar transactions with respect to the Securities; (iv) causing or facilitating changes to the corporate structure or governing documents of the Issuer; (v) effecting changes to the capitalization or dividend policy of the Issuer; or (vi) proposing or considering, or changing their intention with respect to, one or more of the actions described in subsections (a) through (j) of Item 4 of Schedule 13D.

4

Beneficial ownership by the Mithaq Parties

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (3)(4)	Percent of Class
Mithaq SPC (1)	7,001,387	56.1%
Mithaq Global (1)	7,001,387	56.1%
Mithaq Capital (1)	7,001,387	56.1%
Turki Saleh A. AlRajhi (2)	7,001,387	56.1%
Muhammad Asif Seemad (2)	7,001,387	56.1%
Snowball Compounding Ltd. (1)	1,000	0.0%

(1)	The address of the principal office of each of Mithaq SPC, Mithaq Global, Mithaq Capital and Snowball is c/o Synergy, Anas Ibn Malik Road, Al Malqa, Riyadh 13521 Saudi Arabia.
(2)	The business address of each of Turki Saleh A. AlRajhi and Muhammad Asif Seemab is c/o Mithaq Capital SPC, Synergy, Anas Ibn Malik Road, Al Malqa, Riyadh 13521 Saudi Arabia.
(3)	Each of Mithaq SPC, Mithaq Global, Mithaq Capital, Turki Saleh A. AlRajhi and Muhammad Asif Seemad share voting and dispositve power over 7,001,387 shares of the Company’s Common Stock. Snowball shares voting and dipositive power (with the other Mithaq Parties) over 1,000 shares.
(4)	The Mithaq Parties also beneficially own American-style call options which are immediately exercisable for an aggregate of 250,000 Common Shares.

Item 9.01	Financial Statement and Exhibits.
(d)	Exhibits
Exhibit	Description
Exhibit 99.1	Press Release, dated February 15, 2024, previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on February 15, 2024, which is incorporated herein by reference.

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

5

Forward-Looking Statements

This Current Report on Form 8-K contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to meetings with Mithaq and negotiations with the Company’s lenders. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate,” “intends” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties, including the uncertainty of the outcome of any discussions with Mithaq and the risk that the Company is not able to successfully negoatiate a waiver of its Credit Agreement. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2024

THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

7